SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 17, 2012

                            COLORADO GOLD MINES, INC.
                            -------------------------
                 (Name of Small Business Issuer in its charter)

             Nevada                    333-174872               68-0681435
      -----------------------      -------------------     ------------------
     (State of incorporation)     (Commission File No.)     (IRS Employer
                                                            Identification No.)

                                 P.O. Box 620490
                            Littleton, CO 80162-0490
                        --------------------------------
          (Address of principal executive offices, including Zip Code)

             Registrant's telephone number, including area code: (303) 506-1633

                                       N/A
                        --------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountant.

     On August 17, 2012, LBB & Associates Ltd., LLP ("LBB") resigned as the Company's independent registered public accounting firm.

     The reports of LBB regarding the Company's financial statements for the fiscal years ended March 31, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the Company's audited financial statements contained in its Form 10K for the period ended March 31, 2012 included an explanatory paragraph expressing substantial doubt about the Company's ability to continue as a going concern. During the years ended March 31, 2012 and 2011, and during the period from March 31, 2012 through August 17, 2012, the date of resignation, there were no disagreements with LBB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of LBB would have caused it to make reference to such disagreement in its reports.

     The Company provided LBB with a copy of this report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that LBB furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether is agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter from LBB is filed as an exhibit to this report.


Item 9.01.        Exhibits.

Exhibit
Number     Description of Document
------     -----------------------

16         Letter regarding change in certifying accountant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 21, 2012                 COLORADO GOLD MINES, INC.


                                      By: /s/ Kelly Fielder
                                          ----------------------------------
                                          Kelly Fielder, Chief Executive Officer